DELAWARE POOLED® TRUST

Macquarie Emerging Markets Portfolio
 (the "Portfolio" or "Fund")

Supplement to the Portfolio's Prospectus and Statement of Additional Information
each dated February 28, 2017
(effective March 31, 2017, as amended and restated April 5, 2017)

On Aug. 16, 2017, the Board of Trustees of Delaware Pooled Trust approved the reduction of the purchase and redemption transaction fees of the Portfolio. The current reimbursement fees of 0.55% basis points will be reduced to 0.40% for purchases into the Portfolio and 0.45% for redemptions. These changes will be effective Nov. 1, 2017 (the "Effective Date").

On the Effective Date, the following replaces the information in the prospectus section entitled, "Portfolio Summary –Macquarie Emerging Markets Portfolio – What are the Portfolio's fees and expenses?":

What are the Portfolio's fees and expenses? The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)	Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees[1]	0.40%
Redemption reimbursement fees[1]	0.45%
Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	1.00%
Distribution and service (12b-1) fees	none
Other expenses	0.19%
Total annual portfolio operating expenses	1.19%
Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Not Redeemed	If Redeemed
1 year	$161	$207
3 years	$416	$466
5 years	$692	$746
10 years	$1,477	$1,543

1 The purchase reimbursement fees and redemption reimbursement fees are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in Macquarie Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees.

On the Effective Date, the following replaces the information in the section entitled, "How to Purchase Shares – Purchase Reimbursement Fee." in the Portfolio's prospectus:

Purchase Reimbursement Fee. In the case of Macquarie Emerging Markets Portfolio, there is normally a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by investors to the Portfolio, equals 0.40% of the dollar amount invested in the Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee will generally not apply to investments in the Portfolio that are permitted to be made by contributions of securities in kind, that are made by reinvestments of dividends or other distributions, or as otherwise determined by the Trust as described herein. See "Other purchase and redemption considerations" and "In-kind purchases" below.

On the Effective Date, the following replaces the second paragraph in the section entitled, "How to Purchase Shares – Redemption of shares" in the Portfolio's prospectus:

In the case of Macquarie Emerging Markets Portfolio, there is normally a redemption reimbursement fee that applies to all redemptions, including redemptions made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by the redeeming shareholder to the Portfolio, equals 0.45% of the dollar amount redeemed for Macquarie Emerging Markets Portfolio. This redemption reimbursement fee is deducted automatically from the amount redeemed; it cannot be paid separately. The fee will generally not apply in situations where shareholders are given their redemption proceeds in kind in portfolio securities, or as otherwise determined by Macquarie Institutional Portfolios as described herein. See "Other purchase and redemption considerations" and "Redemptions in kind" below.

On the Effective Date, the following information replaces the second paragraph in section entitled, "Purchasing Shares – General Information" in the Portfolio's statement of additional information:

For purchases of shares in Macquarie Emerging Markets Portfolio, a purchase reimbursement fee of 0.40% of the dollar amount invested is generally charged to investors and paid to the Fund to help defray expenses of investing purchase proceeds. In lieu of paying that fee, an investor in Macquarie Emerging Markets Portfolio may elect, subject to agreement by the Fund, to invest by a contribution of in-kind securities or may follow another procedure that has the same economic impact on the Fund and its shareholders, in which case the purchase reimbursement fee will not apply. Investors should refer to the related Prospectus for more details on purchase reimbursement fees. See "Determining Offering Price and Net Asset Value" below.

On the Effective Date, the following information replaces the first paragraph in section entitled, "Determining Offering Price and Net Asset Value" in the Portfolio's statement of additional information:

Orders for purchases and redemptions of shares of a Fund are effected at the NAV of that Fund next calculated after receipt of the order by such Fund, its agent or certain other authorized persons. See "Distributor" under "Investment Manager and Other Service Providers above for more information." In addition, with respect to Macquarie Emerging Markets Portfolio, there is an applicable purchase reimbursement fee of 0.40% of the dollar amount invested and redemption reimbursement fee equal to 0.45% of the dollar amount redeemed.

On the Effective Date, the following information replaces the second paragraph in section entitled, "Redemption and Exchange" in the Portfolio's statement of additional information:

No charge is made by any Fund for any redemptions, except that shareholders that redeem shares of Macquarie Emerging Markets Portfolio are generally assessed a redemption reimbursement fee of 0.45%. Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. If redemption of shares is made in kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Any Fund securities paid or distributed in kind would be valued as described in "Determining Offering Price and Net Asset Value" above. Subsequent sales by an investor receiving a distribution in kind could result in the payment of brokerage commissions or other transaction costs. Payment for shares redeemed ordinarily will be made within three Business Days, but in no case later than seven days, after receipt of a redemption request in good order. See "Redemption of Shares" in the Trust's Prospectus for more information. Under certain circumstances, eligible investors who have an existing investment counseling relationship with an affiliate of the Manager will not be subject to the Trust's in kind redemption requirements until such time as the Trust receives appropriate regulatory approvals to permit such redemptions for the account of such investors.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated August 28, 2017.
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